UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 20, 2006

                      BLOODHOUND SEARCH TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

            Nevada                      000-29553                88-0492640
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

                               2000 Thrasher Drive
                         Lake Havasu City, Arizona 86404
                    (Address of principal executive offices)

                                  770-519-0208
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 20, 2006, Bloodhound Search Technologies, Inc. ("Bloodhound") entered into a License Agreement with Pekka Tolonen ("Licensor"), pursuant to which Licensor granted to Bloodhound a license to use and sublicense certain software and other materials as further described therein. The license permits Bloodhound to use, including sub-license, the licensed materials for the following purposes: (a) the provision of services for the maintenance, support, installation, marketing, distribution, licensing, sublicensing, and customer and technical support of the licensed materials; (b) Bloodhound's internal use; and
(c) customization, modification, and additions to the licensed materials. The license is limited to the United States of America, Canada, Australia, China, and Hong Kong.

The license is for a perpetual term and is irrevocable, unless terminated earlier in accordance with the license agreement. The license agreement may be terminated by either party at any time after January 20, 2007 upon 60 days' prior written notice if either (a) certain services of the Licensor are not utilized by at least ten customers of Bloodhound or (b) Bloodhound is not active in marketing, providing, or selling the services of Licensor for a continuous period of more than six months.

In consideration for the license, Bloodhound agreed to issue to Licensor 1,500,000 shares of Bloodhound's common stock. The shares were offered and issued in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Licensor represented to the Company that it is not a United States person (as defined in Regulation S) or an affiliate (as defined in Rule 501(b) under the Securities
Act) of the Company and is not acquiring the shares for the account or benefit of a United States person. The Licensor further represented that at the time of the origination of contact concerning the License Agreement and the date of the execution and delivery of the License Agreement, the Licensor was outside of the United States.

For all the terms and conditions of the License Agreement, reference is hereby made to such agreement annexed hereto as exhibit 10.1. All statements made herein concerning the foregoing agreement are qualified by reference to said exhibit.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.


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


SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of business acquired. Not applicable

(b)   Pro forma financial information. Not applicable

(c)   Exhibits

Exhibit 10.1 License Agreement, dated January 20, 2006, between Bloodhound Search Technologies, Inc. and Pekka Tolonen


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLOODHOUND SEARCH TECHNOLOGIES, INC.
                                        (Registrant)

                                        By: /s/ David Campbell
                                            ------------------------------------
                                        Name:   David Campbell
                                        Title:  Chief Executive Officer


Date:  January 20, 2006


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